EX-99.(A)(5)

                                   SCHEDULE A
                            AS AMENDED MAY 15, 2003

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
---------                                    -------------------------
PBHG Growth Fund                                     PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Emerging Growth Fund                            PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG New Opportunities Fund                          PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Large Cap Growth Fund                           PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Select Equity Fund                              PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Core Growth Fund                                PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Limited Fund                                    PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C

PBHG Large Cap 20 Fund                               PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Large Cap Fund                                  PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Mid-Cap Fund                                    PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Small Cap Fund                                  PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Focused Fund                                    PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Cash Reserves Fund                              PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Technology & Communications Fund                PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Strategic Small Company Fund                    PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Wireless & Telecom Fund                         PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG IRA Capital Preservation Fund                   PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C

PBHG Disciplined Equity Fund                         PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG REIT Fund                                       PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Pan European Fund                               PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Concentrated International Fund                 PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Clipper Focus Fund                              PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Small Cap Value Fund                            PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C
PBHG Mid-Cap Growth Fund                             PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C

 PBHG Intermediate Fixed Income Fund                 PBHG Class
                                                   Advisor Class
                                                      Class A
                                                      Class C



                                    By: /s/ John M. Zerr

                                    Name:    John M. Zerr
                                    Title:   Vice President